SECOND AMENDMENT TO
                     THE NATIONSBANK RETIREMENT SAVINGS PLAN

                     (as restated effective January 1, 1993)


         THIS INSTRUMENT is executed as of the 31st day of December, 1994 by NATIONSBANK CORPORATION, a North Carolina corporation with its principal office and place of business in Charlotte, North Carolina, hereinafter referred to as "NationsBank";
                              Statement of Purpose
         The NationsBank Retirement Savings Plan (the "Plan") was amended and restated effective January 1, 1993 by Instrument dated December 31, 1992 and further amended by Instrument dated December 31, 1993. By this Instrument, NationsBank is amending the Plan to reflect the merger of five defined contribution plans into the Plan and other matters related to corporate acquisitions and dispositions. These amendments have been authorized by the
Compensation  Committee  of  the  Board  of  Directors  of  NationsBank,   which
Compensation Committee has the authority to amend the Plan on behalf of all Participating Employers.
         NOW, THEREFORE, for the purposes aforesaid, the Plan, as set forth in said Instrument dated December 31, 1992, as subsequently amended, is amended as follows:
         1. Section 16.10(d) of the Plan is amended by changing the phrase "PAC Plan" to "CRT Plan" effective as of January 1, 1994.
         2. The following Section 16.11 is added to the Plan effective as of March 1, 1994:
         "SECTION 16.11.  MERGER OF THE CORPUS CHRISTI
PLAN.

         (a) Merger of the Corpus Christi Plan. The Corpus Christi National Bank Employee Savings Plan (the "Corpus Christi Plan") shall merge with and into the Plan effective as of July 1, 1994. In connection therewith and effective as of that date, the Trust under the Corpus Christi Plan shall merge with and into the Investment Trust for the Plan, and the assets of the Trust under the Corpus Christi Plan shall become assets of the Plan. The Committee shall have the duty and authority to direct the Investment Trustee with respect to the merger and consolidation of the assets of the various investment funds maintained under the

Trust of the Corpus Christi Plan on June 30, 1994 with and into the Funds being maintained by the Investment Trustee under the Investment Trust on or after July 1, 1994 pursuant to Article XII of the Plan.

         While the Corpus Christi Plan shall merge into the Plan effective July 1, 1994, from and after March 1, 1994, participants in the Corpus Christi Plan shall accrue benefits under the Plan in accordance with its terms and provisions rather than the Corpus Christi Plan. See Section 16.11(c) of the Plan.

         (b)      Accounts Related to Participation in the
Corpus Christi Plan.

         (1) Establishment of Accounts. Effective as of July 1, 1994, the accounts being maintained for participants in the Corpus Christi Plan on June 30, 1994 shall be combined with other accounts, or maintained as separate accounts, under the Plan as follows:

    (i) Deferral Contributions Accounts. The account maintained under the
Corpus Christi Plan for a Participant who participated in the Corpus Christi Plan representing he Participant's interest in the Participant's "deferral contributions" thereunder shall become the Participant's Pre-Tax Employee Contribution Account under the Plan.

    (ii) Creation of Former Corpus Christi Plan Accounts. An Account shall be established under the Plan for each of the accounts maintained under the Corpus Christi Plan for a Participant who participated in the Corpus Christi Plan other than the account described in Section 16.11(b)(1)(i) of the Plan. These Accounts, which are referred to in the Plan as "Former Corpus Christi Plan Accounts," correspond to the accounts maintained under the Corpus Christi Plan representing the Participant's interest (if any) in "matching contributions" and "rollover contributions" thereunder.

The Committee may from time to time after July 1, 1994 combine a Participant's Former Corpus Christi Plan Accounts with other Accounts of the Participant to the extent that the Committee determines that the combination of Accounts is administratively feasible and permitted by the Act and the Code.

         (2) Investment of Accounts. The Accounts representing a Participant's interest in the Corpus Christi Plan (see Section 16.11(b)(1) of the Plan) shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

         (3) Investment in Participant Loans. If a loan made under the Corpus Christi Plan to a Participant who participated in the Corpus Christi Plan is outstanding on July 1, 1994, the promissory note evidencing such loan shall be held by the Investment Trustee as a segregated investment allocated to and made solely for the benefit of the Participant's Account(s) that correspond to the Participant's account(s) under the Corpus Christi Plan that were invested in such note. The Investment Trustee shall become the successor lender of all such "earmarked" loans outstanding on July 1, 1994 for all purposes, and the merger of the Corpus Christi Plan into the Plan shall not affect the terms of the promissory note or the security for the repayment of the promissory note evidencing such loan. No new loans shall be made to any Participants on or after July 1, 1994.

         (c) Active Participation in the Plan. The following rules shall apply for the purpose of determining when persons with "Hours of Service" under the Corpus Christi Plan before March 1, 1994 for employment with any participating employer in the Corpus Christi Plan become Participants in the Plan on or after March 1, 1994:

              (i) Prior Participants. With respect to persons who had become "Participants" in the Corpus Christi Plan by February 28, 1994:

              Covered Employee on March 1, 1994. If the person is a Covered Employee on March 1, 1994, the person shall become a Participant on that date.

              Non-Covered Employee or Former Employee on March 1, 1994. If the person is not a Covered Employee on March 1, 1994 but one or more Accounts are established for the person pursuant to Section 16.11(b)(1) of the Plan because of the person's prior Corpus Christi Plan participation, the person shall become a Participant on that date for purposes of the investment, administration and distribution of the Account(s) in accordance with the provisions of the Plan, but the person shall not be entitled to otherwise participate in the Plan unless and until the person subsequently becomes a Covered Employee.

              Other situations. In any other case, the person shall become a Participant if and when the person becomes a Covered Employee after March 1, 1994.

              (ii) Other Employees. A person who had not become a "Participant" in the Corpus Christi Plan by February 28, 1994 shall become a Participant when and as provided in Section 3.2(c) of the Plan (but in no event before March 1, 1994). For purposes of Section 3.2(c), the person shall be credited with Months of Service for time prior to NationsBank's acquisition of the participating employer in the Corpus Christi Plan determined as if the participating employer and its affiliates and predecessor companies had been Participating Employers in the Plan.

         (d)      Vesting in Former Corpus Christi Plan
Accounts; Vesting Service.

         (1) Former Corpus Christi Plan Accounts. A Participant's Former Corpus Christi Plan Account representing the Participant's "rollover contributions" to the Corpus Christi Plan shall be fully Vested and nonforfeitable. A
Participant's Former Corpus Christi Plan Accounts that correspond to the accounts that were maintained under the Corpus Christi Plan to represent the Participant's interest in "matching contributions" thereunder shall be subject to the vesting schedule set forth in Section 6.4(b)(iii) of the Plan.

         (2) Determination of Vesting Service. For purposes of determining the Vesting Service of a Participant who had become a "Participant" in the Corpus Christi Plan by February 28, 1994, the Participant's Vesting Service shall be determined under the applicable provisions of the Plan other than this Section 16.11(d), except that the person shall be credited with Months of Service for time prior to NationsBank's acquisition of the participating employer in the Corpus Christi Plan determined as if the participating employer and its affiliates and predecessor companies had been Participating Employers in the Plan. In no event, however, shall the Participant's Vesting Service for time prior to

January 1, 1994 be less than the sum of Amount A and Amount B, where:

Amount A is the Participant's "Years of Service" for vesting purposes under the Corpus Christi Plan, determined as of December 31, 1993 (expressed as calendar months); and

Amount B is the Participant's Vesting Service for 1994 determined under the rules hereinafter set forth. The Participant will be credited with twelve (12) months of Vesting Service if the Participant completes 1,000 Hours of Service during 1994. Otherwise, the Participant will be credited with Vesting Service for 1994 determined under the applicable provisions of the Plan other than this
Section 16.11(d).

         For purposes of determining the Vesting Service of a Participant who had not become a "Participant" in the Corpus Christi Plan by February 28, 1994 but had "Hours of Service" under the Corpus Christi Plan before March 1, 1994 for employment with any participating employer in the Corpus Christi Plan, the person's Vesting Service shall be determined under the applicable provisions of the Plan other than this Section 16.11(d), except that the person shall be credited with Months of Service for time prior to NationsBank's acquisition of the participating employer in the Corpus Christi Plan determined as if the participating employer and its affiliates and predecessor companies had been Participating Employers in the Plan.

         (e)      Distribution of Former Corpus Christi Plan
Accounts.

         (1) General. While a Participant is in Service, Distributions to a Participant from the Participant's Former Corpus Christi Plan Accounts shall be determined, to the extent required by the Act and the Code, as if the Corpus Christi Plan had remained in effect.

         Following separation from Service of a Participant, Distributions from the Participant's Former Corpus Christi Plan Accounts shall be made when and as provided in Section 7.3 and 7.4 of the Plan. Generally, Sections 7.3 and 7.4 require a single lump sum (of cash and/or shares of NationsBank Common Stock) as a method of payment to Participants and Beneficiaries and require an immediate commencement for

Distributions to Beneficiaries. The following additional payment rule, however, shall apply with respect to certain Beneficiaries of deceased Participants who participated in the Corpus Christi Plan:

Deferral Election for Certain Beneficiaries. A Beneficiary of a deceased Participant with Former Corpus Christi Plan Accounts may elect, in accordance with procedures established by the Committee for such purpose, to defer Distribution from the deceased Participant's Accounts that are payable to such Beneficiary (including Accounts that are not Former Corpus Christi Plan Accounts) until such later date (if any) provided in Section 6.02 of the Corpus Christi Plan, if the requirements and conditions of said Section 6.02 are satisfied. In such regard, the Participant must have died before the commencement of benefits in order for the Beneficiary to elect a deferral.

         (2) Benefit Payments in Progress. The merger of the Corpus Christi Plan into the Plan shall not revoke or suspend any Corpus Christi Plan methods of payment elected before or in progress on July 1, 1994, and any method of payment in progress under the Corpus Christi Plan on July 1, 1994 with respect to a Participant's accounts thereunder shall continue in effect with respect to the Participant's interest under the Plan in such accounts.

         (f) Beneficiary Designations. Any Participant's written beneficiary designation in effect under the Corpus Christi Plan with respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the Corpus Christi Plan into the Plan. Such designation shall be effective under the Plan from and after July 1, 1994 as designating the Beneficiary of all of the Participant's Accounts, including any resulting Former Corpus Christi Plan Accounts, unless and until the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan."

         3. The following Section 16.12 is added to the Plan effective as of December 8, 1994:
         "SECTION 16.12.  TEXAS BRANCH EMPLOYEES: 1994.

         (a)      General.          Effective December 8, 1994 (the
"1994 Texas Termination Date"), certain Participants
who were located in the Participating Employers' Texas branch offices known as the "Chandler" and "Malakoff" branches that were sold to Citizens National Bank of Henderson, terminated their employment with the Participating Employers as the result of such sale (the "1994 Texas Affected Participants"). Notwithstanding any provisions of the Plan to the contrary, the provisions of this Section 16.12 shall control with respect to the 1994 Texas Affected Participants.

         (b) Pre-Tax Employee Contributions. No Pre-Tax Employee Contributions shall be made for the 1994 Texas Affected Participants with respect to any payroll periods that begin after the 1994 Texas Termination Date.

         (c) Matching Contribution Accounts of 1994 Texas Affected Participants. The Matching Contribution Accounts of the 1994 Texas Affected Participants shall be fully vested and nonforfeitable as of the 1994 Texas Termination Date. The 1994 Texas Affected Participants shall not be Participants Eligible for Matching Contributions for the Plan Year ending December 31, 1994, and in such regard, no Matching Contributions shall be allocated to their Matching Contribution Accounts for that Plan Year.

         (d) Distribution of Accounts. The 1994 Texas Affected Participants shall be treated as having separated from Service as of the 1994 Texas Termination Date for purposes of determining the time and method of the Distribution of the Accounts pursuant to the Plan."

         4. The following Sections 16.13 through 16.15 are added to the Plan effective as of December 31, 1994:
         "SECTION 16.13.  MERGER OF THE RHNB PLAN.

         (a) Merger of the RHNB Plan. The Rock Hill National Bank Retirement Savings Plan (the "RHNB Plan") shall merge with and into the Plan effective as of the close of business on December 31, 1994. In connection therewith and effective as of that time, the Trust under the RHNB Plan shall merge with and into the Investment Trust for the Plan, and the assets of the Trust under the RHNB Plan shall become assets of the Plan. The Committee shall have the duty and authority to direct the Investment Trustee with respect to the merger and consolidation of the assets of the various investment funds maintained under the Trust of the RHNB Plan on December 31, 1994 with and into the Funds being maintained by the Investment Trustee under the

Investment Trust on or after January 1, 1995 pursuant to Article XII of the Plan.

         (b)      Accounts Related to Participation in the RHNB
Plan.

         (1) Establishment of Accounts. Effective as of January 1, 1995, the accounts being maintained for participants in the RHNB Plan on December 31, 1994 shall be combined with other accounts, or maintained as separate accounts, under the Plan as follows:

         (i) Elective Deferral Accounts. For a Participant who participated in the RHNB Plan, the Participant's "Elective Deferral" account under the RHNB Plan shall become the Participant's Pre-Tax Employee Contribution Account under the Plan.

    (ii) Creation of Former RHNB Plan Accounts. An Account shall be established under the Plan for each account maintained under the RHNB Plan for a Participant who participated in the RHNB Plan other than the Participant's "Elective Deferral" account. These Accounts, which are referred to in the Plan as "Former RHNB Plan Accounts," correspond to the accounts maintained under the RHNB Plan representing the Participant's interest (if any) in "Matching Contributions" and other employer contributions thereunder (other than "Elective Deferrals") and in "Rollover Contributions" thereto. (See Section 5.1 of the RHNB Plan.)

The Committee may from time to time after January 1, 1995 combine a Participant's Former RHNB Plan Accounts with other Accounts of the Participant to the extent that the Committee determines that the combination of Accounts is administratively feasible and permitted by the Act and the Code.

         (2) Investment of Accounts. The Accounts representing a Participant's interest in the RHNB Plan (see Section 16.13(b)(1) of the Plan) shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

         (c) Active Participation in the Plan. The following rules shall apply for the purpose of determining when persons with "Hours of Service" under the RHNB Plan before January 1, 1995 for employment with any participating employer in the RHNB Plan become Participants in the Plan on or after January 1, 1995:

         (i)      Prior Participants.  With respect to
persons who had become "Participants" in the RHNB
Plan by December 31, 1994:

Covered Employee on January 1, 1995. If the person is a Covered Employee on January 1, 1995, the person shall become a Participant on that date.

Non-Covered Employee or Former Employee on January 1, 1995. If the person is not a Covered Employee on January 1, 1995 but one or more Accounts are established for the person pursuant to Section 16.13(b)(1) of the Plan because of the person's prior RHNB Plan participation, the person shall become a Participant on that date for purposes of the investment, administration and distribution of the Account(s) in accordance with the provisions of the Plan, but the person shall not be entitled to otherwise participate in the Plan unless and until the person subsequently becomes a Covered Employee.

Other situations. In any other case, the person shall become a Participant if and when the person becomes a Covered Employee after January 1, 1995.

         (ii) Other Employees. With respect to persons who had not become "Participants" in the RHNB Plan by December 31, 1994:

Eligible Covered Employee on January 1, 1995. If the person is a Covered Employee on January 1, 1995 and would have commenced participation in the RHNB Plan on January 1, 1995 had it not merged into the Plan, the person shall become a Participant on January 1, 1995.

Other situations. Otherwise, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan (but in no event before January 1, 1995). For purposes of Section 3.2(c), the person's Periods of Service and Qualifying Periods of Severance shall include (without duplication) the following:

         The person shall be credited with Months of Service for time prior to NationsBank's acquisition of the participating employers in the RHNB Plan determined as if the participating employers and their affiliates and predecessor companies had been Participating Employers in the Plan.

         The person shall be credited with twelve (12) Months of Service for each completed "Year of Service" (for eligibility purposes) that the person had under the RHNB Plan as of December 31, 1994.

         If the person had in progress on December 31, 1994 a twelve-month computation period that would be a "Year of Service" under the RHNB Plan if the person completed 1,000 Hours of Service within it, the person shall be credited with twelve (12) Months of Service upon the completion of such computation period during 1995 if the person had completed 1,000 "Hours of Service" under the RHNB Plan during the portion of the computation period that had elapsed by December 31, 1994.

         (d)      Vesting in Former RHNB Plan Accounts; Vesting
Service.

         (1) Former RHNB Plan Accounts. A Participant's Former RHNB Plan Account representing the Participant's "Rollover Contributions" to the RHNB Plan shall be fully Vested and nonforfeitable. A Participant's Former RHNB Plan Account that corresponds to the account that was maintained under the RHNB Plan to represent the Participant's interest in "Matching Contributions" and other employer contributions thereunder (other than "Elective Deferrals") shall be subject to the vesting schedule set forth in Section 6.4(b)(iii) of the Plan.

         (2) Determination of Vesting Service. For purposes of determining the Vesting Service of a Participant who had become a "Participant" in the RHNB Plan by December 31, 1994, the Participant's Vesting Service shall be (without duplication) the sum of Amount A and Amount B, where:

Amount A is the Participant's "Years of Service" for vesting purposes under the RHNB Plan, determined as of December 31, 1994 and expressed as calendar months; and

Amount B is the Participant's Vesting Service determined under the applicable provisions of the Plan other than this Section 16.13(d) but excluding for such purpose any time prior to NationsBank's acquisition of the participating employers in the RHNB Plan.

For purposes of determining the Vesting Service of a Participant who had not become a "Participant" in the RHNB Plan by December 31, 1994 but who had "Hours of Service" under the RHNB Plan before January 1, 1995 for employment with any participating employer in the RHNB Plan, the person's Vesting Service shall be determined under the applicable provisions of the Plan other than this Section 16.13(d), except that the person shall be credited with Months of Service for time prior to NationsBank's acquisition of the participating employers in the RHNB Plan determined as if the participating employers and their affiliates and predecessor companies had been Participating Employers in the Plan.

         (e)      Distribution of Former RHNB Plan Accounts.

         (1) General. While a Participant is in Service, Distributions to a Participant from the Participant's Former RHNB Plan Accounts shall be determined, to the extent required by the Act and the Code, as if the RHNB Plan had remained in effect.

         Following separation from Service of a Participant who has any Former RHNB Plan Accounts, Distributions from the Participant's Accounts (including Accounts that are not Former RHNB Plan Accounts) shall be made either (i) when and as provided in Section 7.3 and 7.4 of the Plan or (ii) if the total Vested interest in the Participant's Accounts at the time of Distribution exceeds three thousand five hundred dollars ($3,500), by any one of the installment or annuity methods of Distribution provided by the RHNB Plan. See the attached RHNB Plan Supplement. The Committee shall establish the procedures by which Participants and Beneficiaries may make their related payment elections.

         (2) Benefit Payments in Progress. The merger of the RHNB Plan into the Plan shall not revoke or suspend any RHNB Plan methods of payment elected before or in progress on January 1, 1995, and any method of payment in progress under the RHNB Plan on January 1, 1995 with respect to a Participant's accounts thereunder shall continue in effect with respect to the Participant's interest under the Plan in such accounts.

         (f) Beneficiary Designations. Any Participant's written beneficiary designation in effect under the RHNB Plan with respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the RHNB Plan into the Plan. Such designation shall be effective under the Plan from and after January 1, 1995 as designating the Beneficiary of all of the Participant's Accounts, including any resulting Former RHNB Plan Accounts, unless and until the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan.

         SECTION 16.14. MERGER OF THE CONSOLIDATED BANK PLAN.

         (a) Merger of the Consolidated Bank Plan. The Consolidated Employee Investment Plan (the "Consolidated Bank Plan") shall merge with and into the Plan effective as of the close of business on December 31, 1994. In connection therewith and effective as of that time, the Trust under the Consolidated Bank Plan shall merge with and into the Investment Trust for the Plan, and the assets of the Trust under the Consolidated Bank Plan shall become assets of the Plan. The Committee shall have the duty and authority to direct the Investment Trustee with respect to the merger and consolidation of the assets of the various investment funds maintained under the Trust of the Consolidated Bank Plan on December 31, 1994 with and into the Funds being maintained by the Investment Trustee under the Investment Trust on or after January 1, 1995 pursuant to
Article XII of the Plan.

         (b) Accounts Related to Participation in the Consolidated Bank Plan.

         (1) Establishment of Accounts. Effective as of January 1, 1995, the accounts being maintained for participants in the Consolidated Bank Plan on December 31, 1994 shall be combined with other accounts, or maintained as separate accounts, under the Plan as follows:

         (i) Accounts for Elective Deferral Contributions. The account maintained under the Consolidated Bank Plan for a Participant who participated in the Consolidated Bank Plan representing the Participant's interest in the Participant's "Elective Deferral Contributions" thereunder shall become the Participant's Pre-Tax Employee Contribution Account under the Plan.

         (ii) Creation of Former Consolidated Bank Plan Accounts. An Account shall be established under the Plan for each of the accounts maintained under the Consolidated Bank Plan for a Participant who participated in the
Consolidated Bank Plan other than the account described in Section 16.14(b)(1)(i) of the Plan. These Accounts, which are referred to in the Plan as "Former Consolidated Bank Plan Accounts," correspond to the accounts maintained under the Consolidated Bank Plan representing the Participant's interest (if any) in "Matching Contributions," "Additional Contributions," "Discretionary Contributions" and "Rollover Contributions" thereunder. The Committee shall cause to be maintained such sub- accounts as are necessary to limit or restrict in- Service distributions as required by the Code.

The Committee may from time to time after January 1, 1995 combine a Participant's Former Consolidated Bank Plan Accounts with one another or with other Accounts of the Participant to the extent that the Committee determines that the combination of Accounts is administratively feasible and permitted by the Act and the Code.

         (2) Investment of Accounts. Except for promissory notes evidencing Participant loans (see the next paragraph), the Accounts representing a Participant's interest in the Consolidated Bank Plan (see Section 16.14(b)(1) of the Plan) shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

         (3) Investment in Participant Loans. If a loan made under the Consolidated Bank Plan to a Participant who participated in the Consolidated Bank Plan is outstanding on January 1, 1995, the promissory note evidencing such loan shall be held by the Investment Trustee as a segregated investment allocated to and made solely for the benefit of the Participant's Account(s) that correspond to the Participant's account(s) under the Consolidated Bank Plan that were invested in such note. The Investment Trustee shall become the successor lender of all such "earmarked" loans outstanding on January 1, 1995 for all purposes, and the merger of the Consolidated Bank Plan into the Plan shall not affect the terms of the promissory note or the security for the repayment of the promissory note evidencing such loan. No new loans shall be made to any Participants on or after January 1, 1995.

         (c) Active Participation in the Plan. The following rules shall apply for the purpose of determining when persons with "Hours of Service" under the Consolidated Bank Plan before January 1, 1995 for employment with any participating employer in the Consolidated Bank Plan become Participants in the Plan on or after January 1, 1995:

         (i) Prior Participants. With respect to persons who had become "Participants" in the Consolidated Bank Plan by December 31, 1994:

Covered Employee on January 1, 1995. If a person is a Covered Employee on January 1, 1995, the person shall become a Participant on that date.

Non-Covered Employee or Former Employee on January 1, 1995. If the person is not a Covered Employee on January 1, 1995 but one or more Accounts are established for the person pursuant to Section 16.14(b)(1) of the Plan because of the person's Consolidated Bank Plan participation, the person shall become a Participant on that date for purposes of the investment, administration and distribution of the Account(s) in accordance with the provisions of the Plan, but the person shall not be entitled to otherwise participate in the Plan unless and until the person subsequently becomes a Covered Employee.

Other situations. In any other case, the person shall become a Participant if and when the person becomes a Covered Employee after January 1, 1995.

         (ii) Other Employees. With respect to persons who had not become "Participants" in the Consolidated Bank Plan by December 31, 1994:

Eligible  Covered  Employee  on  January  1,  1995.  If the  person is a Covered
Employee on January 1, 1995 and would have commenced participation in the Consolidated Bank Plan on January 1, 1995 had it not merged into the Plan, the person shall become a Participant on January 1, 1995.

Other situations. Otherwise, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan (but in no event before January 1, 1995). For purposes of Section 3.2(c), the person's Periods of Service and Qualifying Periods of Severance shall include (without duplication) the following:

         The person shall be credited with Months of Service for time prior to NationsBank's acquisition of the participating employers in the Consolidated Bank Plan determined as if the participating employers and their affiliates and predecessor companies had been Participating Employers in the Plan.

         The person shall be credited with twelve (12) Months of Service for each completed year of "Eligibility Service" the person had under the Consolidated Bank Plan as of December 31, 1994.

         If the person had in progress on December 31, 1994 an "Eligibility Computation Period" that would be a year of "Eligibility Service" under the Consolidated Bank Plan if the person completed 1,000 Hours of Service within it, the person shall be credited with twelve (12) Months of Service upon the completion of such computation period during 1995 if the person had completed 1,000 "Hours of Service" under the Consolidated Bank Plan during the portion of the computation period that had elapsed by December 31, 1994.

         (d)      Vesting in Former Consolidated Bank Plan
Accounts; Vesting Service.

         (1)      Former Consolidated Bank Plan Accounts.  A
Participant's Former Consolidated Bank Plan Account representing the Participant's "Rollover Contributions" to the Consolidated Bank Plan shall be fully Vested and nonforfeitable. The person's other Former Consolidated Bank Plan Accounts shall vest as follows:

         If the person was an employee of any Consolidated Bank Plan participating employer on November 4, 1994 (the date of NationsBank's acquisition of the participating employers), the person's Former Consolidated Bank Plan Accounts shall be fully
         Vested and nonforfeitable.

         If the person was not an employee of any Consolidated Bank Plan participating employer on November 4, 1994, the participant's Former Consolidated Bank Plan Accounts shall be subject to the vesting schedule set forth in Section 6.4(b)(iii) of the Plan, and the person's Vesting Service shall be determined under the applicable provisions of the Plan other than this Section 16.14(d), except that the person shall be credited with Months of Service for time prior to NationsBank's acquisition of the participating employers in the Consolidated Bank Plan determined as if the participating employers and their affiliates and predecessor companies had been Participating Employers in the Plan. In no event, however, shall the person's Vesting Service for time prior to January 1, 1995 be less than the person's "Vesting Service" on December 31, 1994 under the Consolidated Bank Plan.

         (2) Matching Contribution Accounts. The Matching Contribution Accounts of persons who had "Hours of Service" under the Consolidated Bank Plan on or before November 4, 1994 for employment with any participating employer in the Consolidated Bank Plan (including persons who had not become "Participants" in the Consolidated Bank Plan by November 4, 1994) shall vest as follows:

If the person was an employee of any Consolidated Bank Plan participating employer on November 4, 1994 (the date of NationsBank's acquisition of the participating employers), the person's Matching Contribution Account shall be fully Vested and nonforfeitable.

If the person was not an employee of any Consolidated Bank Plan participating employer on

November 4, 1994, the person's Matching Contribution Account shall be subject to the vesting schedule set forth in Section 6.4(b)(iii) of the Plan, and the person's Vesting Service shall be determined under the applicable provisions of the Plan other than this Section 16.14(d), except that the person shall be credited with Months of Service for time prior to NationsBank's acquisition of the participating employers in the Consolidated Bank Plan determined as if the participating employers and their affiliates and predecessor companies had been Participating Employers in the Plan. If the person had become a "Participant" in the Consolidated Bank Plan by December 31, 1994, however, in no event shall the person's Vesting Service for time prior to January 1, 1995 be less than the person's "Vesting Service" on December 31, 1994 under the Consolidated Bank Plan.

         (e)      Distribution of Former Consolidated Bank Plan
Accounts.

         (1) General. While a Participant is in Service, Distributions to a Participant from the Participant's Former Consolidated Bank Plan Accounts shall be determined, to the extent required by the Act and the Code, as if the Consolidated Bank Plan had remained in effect.

         Following separation from Service of a Participant who has any Former Consolidated Bank Plan Accounts, Distributions from the Participant's Accounts (including Accounts that are not Former Consolidated Bank Plan Accounts) shall be made either (i) when and as provided in Section 7.3 and 7.4 of the Plan or
(ii) if the total Vested interest in the Participant's Accounts at the time of Distribution exceeds three thousand five hundred dollars ($3,500), by any one of the installment or annuity methods of Distribution provided by the Consolidated Bank Plan. See the attached Consolidated Bank Plan Supplement. The Committee shall establish the procedures by which Participants and Beneficiaries may make their related payment elections.

         (2) Benefit Payments in Progress. The merger of the Consolidated Bank Plan into the Plan shall not revoke or suspend any Consolidated Bank Plan methods of payment elected before or in progress on January 1, 1995, and any method of payment in progress under the

Consolidated Bank Plan on January 1, 1995 with respect to a Participant's accounts thereunder shall continue in effect with respect to the Participant's interest under the Plan in such accounts.

         (f) Beneficiary Designations. Any Participant's written beneficiary designation in effect under the Consolidated Bank Plan with respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the Consolidated Bank Plan into the Plan. Such designation shall be effective under the Plan from and after January 1, 1995 as designating the Beneficiary of all of the Participant's Accounts, including any resulting Former Consolidated Bank Plan Accounts, unless and until the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan.

         SECTION 16.15.  MERGER OF THE CYPRESS PLANS.

         (a) Merger of the Cypress Plans. The Cypress Financial Corporation 401(k) Salary Reduction Plan and the Rancho Santa Margarita Mortgage Corp. 401(k) Salary Reduction Plan (individually a "Cypress Plan" and collectively the "Cypress Plans") shall merge with and into the Plan effective as of the close of business on December 31, 1994. In connection therewith and effective as of that time, the Trusts under the Cypress Plans shall merge with and into the Investment Trust for the Plan, and the assets of the Trusts under the Cypress Plans shall become assets of the Plan. The Committee shall have the duty and authority to direct the Investment Trustee with respect to the merger and consolidation of the assets of the various investment funds maintained under the Trusts of the Cypress Plans on December 31, 1994 with and into the Funds being maintained by the Investment Trustee under the Investment Trust on or after January 1, 1995 pursuant to Article XII of the Plan.

         (b)      Accounts Related to Participation in the
Cypress Plans.

         (1) Establishment of Accounts. Effective as of January 1, 1995, the accounts being maintained for participants in the Cypress Plans on December 31, 1994 shall be combined with other accounts, or maintained as separate accounts, under the Plan as follows:

         (i) Elective Contribution Accounts. The account maintained under a Cypress Plan for a

Participant who participated in such Cypress Plan representing the Participant's interest in the Participant's "Elective Deferrals" thereunder shall become the Participant's Pre-Tax Employee Contribution Account under the Plan.

    (ii) Creation of Former Cypress Plan Accounts. An Account shall be established under the Plan for each of the accounts maintained under a Cypress Plan for a Participant who participated in such Cypress Plan other than the Participant's "Elective Contribution Account." These Accounts, which are referred to in the Plan as "Former Cypress Plan Accounts," correspond to the accounts maintained under the Cypress Plan representing the Participant's interest in employer contributions (other than "Elective Deferrals") and "rollover" contributions. The Committee shall cause to be maintained such sub-accounts within Former Cypress Plan Accounts as are necessary to limit or restrict in-Service distributions as required by the Code.

The Committee may from time to time after January 1, 1995 combine a Participant's Former Cypress Plan Accounts with one another or with other Accounts of the Participant to the extent that the Committee determines that the combination of Accounts is administratively feasible and permitted by the Act and the Code.

         (2) Investment of Accounts. Except for promissory notes evidencing Participant loans (see the next paragraph), the Accounts representing a Participant's interest in a Cypress Plan (see Section 16.15(b)(1) of the Plan) shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

         (3) Investment in Participant Loans. If a loan made under a Cypress Plan to a Participant who participated in such Cypress Plan is outstanding on January 1, 1995, the promissory note evidencing such loan shall be held by the Investment Trustee as a segregated investment allocated to and made solely for the benefit of the Participant's Account(s) that correspond to the Participant's account(s) under such Cypress Plan that were invested in such note. The Investment Trustee shall become the successor lender of all such "earmarked" loans outstanding on January 1, 1995 for all purposes, and the merger of the Cypress Plans into the Plan shall not affect the terms of the promissory note or the security for the repayment of the promissory note evidencing such loan. No new loans shall be made to any Participants on or after January 1, 1995.

         (c) Active Participation in the Plan. The following rules shall apply for the purpose of determining when persons with any "Service" under the Cypress Plans before January 1, 1995 for employment with any participating employer in a Cypress Plan become participants in the Plan on or after January 1, 1995:

         (1) Prior Participants. With respect to persons who had become "Participants" in a Cypress Plan by December 31, 1994:

Covered Employee on January 1, 1995. If a person is a Covered Employee on January 1, 1995, the person shall become a Participant on that date.

Non-Covered Employee or Former Employee on January 1, 1995. If the person is not a Covered Employee on January 1, 1995 but one or more Accounts are established for the person pursuant to Section 16.15(b)(1) of the Plan because of the person's Cypress Plan participation, the person shall become a Participant on that date for purposes of the investment, administration and distribution of the Account(s) in accordance with the provisions of the Plan, but the person shall not be entitled to otherwise participate in the Plan unless and until the person subsequently becomes a Covered Employee.

Other situations. In any other case, the person shall become a Participant if and when the person becomes a Covered Employee after January 1, 1995.

         (2) Other Employees. With respect to persons who had not become "Participants" in a Cypress Plan by December 31, 1994:

Eligible Covered Employee on January 1, 1995. If the person is a Covered Employee on January 1, 1995 and would have commenced participation in a Cypress Plan on January 1, 1995 had the Cypress Plans not merged into the Plan, the person shall become a Participant on January 1, 1995.

Other situations. Otherwise, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan (but in no event before January 1, 1995). For purposes of Section 3.2(c), the person's Periods of Service and Qualifying Periods of Severance shall include the following: the person shall be credited with Months of Service for time prior to NationsBank's acquisition of the participating employers in the Cypress Plans determined as if those participating employers had been Participating Employers in the Plan.

         (d) Vesting in Former Cypress Plan Accounts; Vesting Service.

         (1) Former Cypress Plan Accounts. A Participant's Former Cypress Plan Account representing the Participant's "rollover contributions" to a Cypress Plan shall be fully Vested and nonforfeitable. A Participant's Former Cypress Plan Accounts that correspond to the accounts that were maintained under a Cypress Plan to represent the Participant's interest in employer contributions (other than "Elective Deferrals") shall (i) prior to the consolidation of the recordkeeping of the Cypress Plans with this Plan (which may occur after January 1, 1995), be subject to the vesting schedule and rules for determining vesting service set forth in the applicable Cypress Plan and (ii) from and after the consolidation of such recordkeeping, be subject to the vesting schedule set forth in Section 6.4(b)(iii) of the Plan.

         (2) Determination of Vesting Service. For purposes of determining the Vesting Service of a Participant who had become a "Participant" in a Cypress Plan by December 31, 1994, (but subject to clause (i) of Section 16.15(d)(1) as to Former Cypress Plan Accounts) the Participant's Vesting Service shall be determined under the applicable provisions of the Plan other than this Section 16.15(d), except that the person shall be credited with Months of Service for time prior to NationsBank's acquisition of the participating employers in the Cypress Plans determined as if the participating employers and their affiliates and predecessor companies had been Participating Employers in the Plan. For a Participant who had become a "Participant" in a Cypress Plan, in no event shall the Participant's Vested percentage in any Account that is subject to the vesting schedule set forth in Section 6.4(b)(iii) of the Plan be less at any time than the Vested percentage that would result had the vesting provisions of the Cypress Plans remained in effect.

For purposes of determining the Vesting Service of a Participant who had not become a "Participant" in a Cypress Plan by December 31, 1994 but had any "Service" under the Cypress Plan before January 1, 1995 for employment with any participating employer in a Cypress Plan, the person's Vesting Service shall be determined under the applicable provisions of the Plan other than this Section 16.15(d), except that the person shall be credited with Months of Service for time prior to NationsBank's acquisition of the participating employers in the Cypress Plans determined as if the participating employers and their affiliates and predecessor companies had been Participating Employers in the Plan.

         (e)      Distribution of Former Cypress Plan Accounts.

         (1) General. While a Participant is in Service, Distributions to a Participant from the Participant's Former Cypress Plan Accounts shall be determined, to the extent required by the Act and the Code, as if the Cypress Plans had remained in effect.

         Following separation from Service of a Participant who has any Former Cypress Plan Accounts, Distributions from the Participant's Accounts (including Accounts that are not Former Cypress Plan Accounts) shall be made either (i) when and as provided in Section 7.3 and 7.4 of the Plan or (ii) if the total Vested interest in the Participant's Accounts at the time of Distribution exceeds three thousand five hundred dollars ($3,500), by any one of the installment or annuity methods of Distribution provided by the Cypress Plans. See the attached Cypress Plan Supplement. The Committee shall establish the procedures by which Participants and Beneficiaries may make their related payment elections.

         (2) Benefit Payments in Progress. The merger of the Cypress Plans into the Plan shall not revoke or suspend any Cypress Plan methods of payment elected before or in progress on January 1, 1995, and any method of payment in progress under a Cypress Plan on January 1, 1995 with respect to a Participant's accounts thereunder shall continue in effect with respect to the Participant's interest under the Plan in such accounts.

         (f) Beneficiary Designations. Any Participant's written beneficiary designation in effect under a Cypress Plan with respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the Cypress Plan into the Plan. Such designation shall be effective under the Plan from and after January 1, 1995 as designating the Beneficiary of all of the Participant's Accounts, including any resulting Former Cypress Plan Accounts, unless and until the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan."

         5. The following "RHNB Plan Supplement," "Consolidated Bank Plan Supplement" and "Cypress Plan Supplement" are added to the end of the Plan immediately following the "C&S/Sovran Plan Supplement" effective as of December 31, 1994:
                          "RHNB PLAN SUPPLEMENT TO THE
                       NATIONSBANK RETIREMENT SAVINGS PLAN

                  This RHNB Plan Supplement forms a part of The NationsBank Retirement Savings Plan as amended and restated effective January 1, 1993 (the "Plan"). This RHNB Plan Supplement shall apply only to those Participants in the Plan who were participants in the Rock Hill National Bank Retirement Savings Plan as in effect prior to January 1, 1995 (the "RHNB Plan"), and only to the extent expressly provided in the Plan. In such regard, Section 16.13 of the Plan captioned "Merger of the RHNB Plan" makes reference to certain provisions of the RHNB Plan as in effect on December 31, 1994, which provisions are set forth below for historical reference purposes:

                               ADOPTION AGREEMENT

 . . .

21.      DISTRIBUTION OPTIONS

 . . .

(b)      Optional Forms of Payment:

         [XX]          (i)          Lump Sum.

         [XX]         (ii)          Installment Payments.

         [XX]        (iii)          Life Annuity*.

         [XX]         (iv)          Life Annuity Term Certain*.  Life
                                    annuity with payments guaranteed
                                    for 10 payments (not to exceed 20
                                    years, specify all applicable).

         [XX]                       (v) Joint and [XX] 50%, [ ] 66-2/3%, [ ] 75%
                                    or [XX] 100% survivor annuity* (specify all applicable).

         [n/a]    (vi)              Other form(s) specified:     n/a


         * Not available in Plan meeting provisions of paragraph 8.7 of Basic Plan Document #01.

                               BASIC PLAN DOCUMENT

 . . .

                                   ARTICLE VI
                      RETIREMENT BENEFITS AND DISTRIBUTIONS

 . . .

6.5. Normal Form Of Payment - The normal form of payment for a profit-sharing plan satisfying the requirements of paragraph 8.7 hereof shall be a lump sum with no option for annuity payments. For all other plans, the normal form of payment hereunder shall be a Qualified Joint and Survivor Annuity as provided under Article VIII. However, a Participant whose Vested Account Balance derived from Employer and Employee contributions exceeds $3,500, or if at the time of any prior distribution it exceeds $3,500, shall (with the consent of his or her Spouse) have the right to receive his or her benefit in a lump sum or in monthly, quarterly, semi-annual or annual payments from the Fund over any period not extending beyond the life expectancy of the Participant and his or her Beneficiary. For Plan Years beginning prior to 1989, a Participant's Vested Account Balance shall not include Qualified Voluntary Contributions. The normal form of payment shall be automatic, unless the Participant files a written request with the Employer prior to the date on which the benefit is automatically payable, electing a lump sum or installment payment option. No amendment to the Plan may eliminate one of the optional distribution forms listed above.

 . . .

                                  ARTICLE VIII
                     JOINT AND SURVIVOR ANNUITY REQUIREMENTS

8.1 Applicability Of Provisions - The provisions of this Article shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984 and such other Participants as provided in paragraph 8.8.

8.2 Payment Of Qualified Joint and Survivor - Annuity Unless an optional form of benefit is selected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, a married Participant's Vested Account Balance will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's Vested Account Balance will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the Early Retirement Age under the Plan.

8.3 Payment Of Qualified Pre-Retirement Survivor Annuity - Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before the Annuity Starting Date then the Participant's Vested Account Balance shall be applied towards the purchase of an annuity for the life of the Surviving Spouse. The Surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

A Participant who does not meet the age 35 requirement set forth in the Election Period as of the end of any current Plan Year may make a special qualified election to waive the qualified Pre-retirement Survivor annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age 35. Such election shall not be valid unless the Participant receives a written explanation of the Qualified Pre-retirement Survivor Annuity in such terms as are comparable to the explanation required under paragraph 8.5. Qualified Pre-retirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age 35. Any new waiver on or after such date shall be subject to the full requirements of this Article.

8.4. Qualified Election - A Qualified Election is an election to either waive a Qualified Joint and Survivor Annuity or a Qualified Pre-retirement Survivor Annuity. Any such election shall not be effective unless:

         (a) the Participant's Spouse consents in writing to the election;

         (b)      the election designates a specific
                  beneficiary, including any class of
                  beneficiaries or any contingent
                  beneficiaries, which may not be changed
                  without spousal consent (or the Spouse
                  expressly permits designations by the
                  Participant without any further spousal
                  consent);

         (c) the Spouse's consent acknowledges the effect of the election; and

         (d) the Spouse's consent is witnessed by a Plan representative or notary public.

Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of the Plan Administrator that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in paragraphs
8.5 and 8.6 below.

8.5. Notice Requirements For Qualified Joint and Survivor Annuity - The Plan Administrator shall provide each Participant a written explanation of:

         (a) the terms and conditions of a Qualified Joint and Survivor Annuity;

         (b)      The Participant's right to make and the
                  effect of an election to waive the Qualified
                  Joint and Survivor Annuity form of benefits;

         (c)      the rights of a Participant's Spouse; and

         (d)      the right to make, and the effect of, a
                  revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

Such notice shall be provided not less than 30 days and no more than 90 days prior to the Annuity Starting Date.

8.6. Notice Requirements For Qualified Pre-Retirement Survivor Annuity - The Plan Administrator shall provide each Participant a written explanation of the Qualified Pre-retirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of paragraph 8.5 applicable to a Qualified Joint and Survivor Annuity. Such explanation shall be provided within whichever of the following periods ends last:

         (a) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

         (b)      a reasonable period ending after the
                  individual becomes a Participant;

         (c) a reasonable period ending after this Article first applies to the Participant.

Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from Service in the case of a Participant who separates from Service before attaining age 35.

For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (b) and (c) is the end of the two-year period beginning one-year prior to the date the applicable event occurs, and ending one-year after that date. In the case of a Participant who separates from Service before the Plan year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to the separation and ending one year after separation. If such a Participant subsequently returns to employment with the

Employer, the applicable period for such Participant shall be redetermined.

 . . .

8.8. Transitional Joint and Survivor Annuity Rules Special transition rules apply to Participants who were not receiving benefits on August 23, 1984.

         (a) Any living Participant not receiving benefits on August 23, 1984 who would otherwise not receive the benefits prescribed by the previous paragraphs of this Article, must be given the opportunity to elect to have the prior paragraphs of this Article apply if such Participant is credited with at least one Hour of Service under this Plan or a predecessor Plan in a Plan Year beginning on or after January 1, 1976 and such Participant had at least 10 Years of Service for vesting purposes when he or she separated from Service.

         (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor Plan on or after September 2, 1974, and who is not otherwise credited with any Service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with paragraph 8.8.

         (c)      The respective opportunities to elect [as described in (a) and
                  (b) above] must be afforded to the appropriate Participants during the period commending on August 23, 1984 and ending on the date benefits would otherwise commence to said Participants.

8.9. Automatic Joint and Survivor Annuity and Early Survivor Annuity - Any Participant who has elected pursuant to paragraph 8.8(b) and any Participant who does not elect under paragraph 8.8(a) or who meets the requirements of paragraph 8.8(a), except that such Participant does not have at least 10 years of vesting Service when he or she separates from Service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity.

         (a) Automatic Joint and Survivor Annuity. If benefits in the form of a life annuity become payable to a married Participant who:

                  (1)      begins to receive payments under the
                           Plan on or after Normal Retirement Age,
                           or

                  (2)      dies on or after Normal Retirement Age
                           while still working for the Employer, or

                  (3)      begins to receive payments on or after
                           the Qualified Early Retirement Age, or

                  (4) separates from Service on or after attaining Normal Retirement (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits, then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the Election Period. The Election Period must begin at least 6 months before the Participant attains Qualified Early Retirement Age and end not more than 90 days before the commencement of benefits. Any such election will be in writing and may be changed by the Participant at any time.

         (b) Election of Early Survivor Annuity. A Participant who is employed after attaining the Qualified Early Retirement Age will be given the opportunity to elect, during the Election Period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The Election Period begins on the later of:

                  (1)      the 90th day before the Participant
                           attains the Qualified Retirement Age, or

                  (2)      the date on which the participation
                           begins.

                  and ends on the date the Participant
                  terminates employment.

8.10. Annuity Contracts - Any annuity contract distributed under this Plan must be nontransferable. The terms of any annuity contract purchased and distributed to the Plan to a Participant or Spouse shall comply with the requirements of this Plan.

*        *        *        *        *       *        *        *        *

                    CONSOLIDATED BANK PLAN SUPPLEMENT TO THE
                       NATIONSBANK RETIREMENT SAVINGS PLAN

                  This Consolidated Bank Plan Supplement forms a part of The NationsBank Retirement Savings Plan as amended and restated effective January 1, 1993 (the "Plan"). This Consolidated Bank Plan Supplement shall apply only to those Participants in the Plan who were participants in the Consolidated Employee Investment Plan as in effect prior to January 1, 1995 (the "Consolidated Bank Plan"), and only to the extent expressly provided in the Plan. In such regard, Section
         16.14 of the Plan captioned "Merger of the Consolidated Bank Plan" makes reference to certain provisions of the Consolidated Bank Plan as in effect on December 31, 1994, which provisions are set forth below for historical reference purposes:

                                   ARTICLE VI

                            DISTRIBUTION OF BENEFITS

SECTION 6.01--AUTOMATIC FORMS OF DISTRIBUTION.

         Unless a qualified election of an optional form of benefit has been made with the election period (see the ELECTION PROCEDURES SECTION of Article
VI), the automatic form of benefit payable to or on behalf of a Participant is determined as follows:

         a) The automatic form of retirement benefit for a Participant who does not die before his Annuity Starting date shall be the Qualified
                  Joint and Survivor Form.

         b) The automatic form of death benefit for a Participant who dies before his Annuity
                  Starting date shall be:

                  1.       A Qualified Preretirement Survivor
                           Annuity for a Participant who has a
                           spouse to whom he has been continuously
                           married throughout the one-year period
                           ending on the date of the death.  The
                           spouse may elect to start receiving the
                           death benefit on any first day of the
                           month on or after the Participant dies
                           and before the date the Participant
                           would have been age 70 1/2. If the spouse dies before benefits start the Participant's Vested Account, determined as of the date of the spouse's death, shall be paid to the spouse's
                           Beneficiary.

                  2.       A single-sum payment to the
                           Participant's Beneficiary for a
                           Participant who does not have a spouse
                           who is entitled to a Qualified
                           Preretirement Survivor Annuity.

                  Before a death benefit will be paid on account of the death of a Participant who does not have a spouse who is entitled to a Qualified Preretirement Survivor Annuity, it must be established to the satisfaction of a plan representative that the Participant does not have such a spouse.

SECTION 6.02-- OPTIONAL FORMS OF DISTRIBUTION AND
               DISTRIBUTION REQUIREMENTS

a) For purposes of this section the following terms are defined:

         Applicable Life Expectancy means Life Expectancy (or Joint and Last Survivor Expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if

         Life Expectancy is being recalculated such succeeding calendar year.

         Designated Beneficiary means the individual who is designated as the beneficiary under the Plan in accordance with Code Section 401(a)(9) and the regulations thereunder.

         Distribution Calendar Year means a calendar year for which a minimum distribution is required. For distributions before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to (e) below.

         Joint and Last Survivor Expectancy means joint and last survivor expectancy computed by use of the expected return multiples in Table VI of section 1.72-9 of the Income Tax Regulations.

         Unless otherwise elected by the Participant (or spouse in the case of distributions described in (e)(2)(ii) below) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

         Life Expectancy means life expectancy computed by use of the expected return multiples in Tables V of section 1.72-9 of the Income Tax Regulations.

         Unless otherwise elected by the Participant (or spouse, in the case of distributions described in (e)(2)(ii) below) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

         Participant's Benefit means

         1.       The Account Balances as of the last
                  evaluation date in the calendar year
                  immediately preceding the Distribution
                  Calendar Year (valuation calendar year)
                  increased by the amount of any contributions or forfeitures allocated to the Account balance as of the dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

         2. For purposes of (1) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

         Required Beginning Date means, for a Participant, the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2, unless otherwise provided in (1), (2) or (3) below:

         1. The Required Beginning date for a Participant who attains age 70 1/2 before January 1, 1988, and who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

         2. The Required Beginning Date for a Participant who attains age 70 1/2 before January 1, 1988, and who is a 5-percent owner is the first day of April of the calendar year following the later of

                  i.       the calendar year in which the
                           Participant attains age 70 1/2, or

                 ii. the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

         3. The Required Beginning Date of a Participant who is not a 5-percent owner and who attains age 70 1/2 during 1988 and who has not returned as of January 1, 1989, is April 1, 1990.

         A  Participant  is treated as a  5-percent  owner for  purposes of this section if such  Participant  is a  5-percent  owner as defined in Code
         Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

         Once distributions have begun to a 5-percent owner under this section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

b) The optional forms of retirement benefit shall be the following: a straight life annuity; single life annuities with certain periods of five, ten or fifteen years; a single life annuity with installment refund; survivorship life annuities with installment refund and survivorship percentages of 50, 62 2/3 or 100; fixed period annuities for any period of whole months which is not less than 60 and does not exceed the Life
         Expectancy of the Participant and the named
         Beneficiary as provided in (d) below where the Life Expectancy is not recalculated; and a series of installments chosen by the Participant with a minimum payment each year beginning with the year the Participant turns age 70 1/2. The payment for the first year in which a minimum payment is required will be made by April 1 of the following calendar year. The payment for the second year and each successive year will be made by December 31 of that year. The minimum payment will be based on a period equal to the Joint and Last Survivor Expectancy of the Participant and the Participant's spouse, if any, as provided in
         (d) below where the Joint and Last Survivor
         Expectancy is recalculated. The balance of the Participant's Vested Account, if any, will be payable on the Participant's death to his Beneficiary in a single sum. The Participant may also elect to receive his Vested Account in a single-sum payment.

         Election of an optional form is subject to the qualified election provisions of Article VI.

         Any annuity contract distributed shall be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of this Plan.

c) The optional forms of death benefit are a single- sum payment and any annuity that is an optional form of retirement benefit. However, a series of installments shall not be available if the Beneficiary is not the spouse of the deceased Participant.

d)       Subject to the AUTOMATIC FORMS OF DISTRIBUTION
         SECTION of Article VI, joint and survivor annuity requirements, the requirements of this section shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of the Plan. Unless otherwise specified, the provisions of this section apply to calendar years beginning after December 31, 1984.

         All distributions required under this section shall be determined and made in accordance with the proposed regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.40(a)(9)-2 of the proposed regulations.

         The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

         As of the first Distribution Calendar Year distributions if not made in a single sum may only be made over one of the following periods (or combination thereof);

         1.       the life of the Participant,

         2.       the life of the Participant and a Designated
Beneficiary,

         3. a period certain not extending beyond the Life Expectancy of the Participant, or

         4. a period certain not extending beyond the Joint and Last Survivor Expectancy of the
                  Participant and a Designated Beneficiary.

         If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

         5.       Individual account:

                  i.       If a Participant's Benefits to be
                           distributed over

                           1)       a period not extending beyond the
                                    Life Expectancy of the Participant
                                    or the Joint Life and Last Survivor
                                    Expectancy of the Participant and
                                    the Participant's Designated
                                    Beneficiary or

                           2)       a period not extending beyond the
                                    Life Expectancy of the Designated
                                    Beneficiary,

                           the amount required to be distributed for each calendar year beginning with the distributions for the first Distribution Calendar Year, must be at least equal to the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

             ii. For calendar years beginning before January 1, 1989, if the Participant's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

            iii. For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of

                           1)       the Applicable Life Expectancy or

                           2)       if the Participant's spouse is not
                                    the Designated Beneficiary, the
                                    applicable divisor determined from
                                    the table set forth in Q&A-4 of
                                    section 1.401(a)(9)-2 of the
                                    proposed regulations.

                           Distributions after the date of the Participant shall be distributed using the Applicable Life Expectancy in (5)(i) above as the relevant divisor without regard to proposed regulations section 1.401(a)(9)-2.

             iv. The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for the Distribution Calendar Year for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

         6.       Other forms:

                  i. If the Participant's Benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and the proposed regulations thereunder.

e)       Death distribution provisions:

         1. Distribution beginning before death. If the Participant dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

         2. Distribution beginning after death. If the Participant dies before distribution of his interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

                  i.       if any portion of the Participant's
                           interest is payable to a Designated
                           Beneficiary, distributions may be made
                           over the life or over a period certain
                           not greater than the Life Expectancy of
                           the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

             ii.           if the Designated Beneficiary is the
                    Participant's surviving spouse, the date
                     distributions are required to begin in
                     accordance with (i) above shall not be
                            earlier than the later of

                           1)       December 31 of the calendar year
                                    immediately following the calendar
                                    year in which the Participant died
                                    and

                           2)       December 31 of the calendar year in
                                    which the Participant would have
                                    attained age 70 1/2.

                           If the Participant has not made an election pursuant to this (e)(2) by the time of his death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of

            iii.           December 31 of the calendar year in
                           which distributions would be required to begin under this subparagraph, or

             iv.           December 31 of the calendar year which
                           contains the fifth anniversary of the
                           date of death of the Participant.

                  If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         3. For purposes of (e)(2) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of (e)(2) above, with the exception of
                  (e)(2)(ii) therein, shall be applied as if the surviving spouse were the Participant.

         4. For purposes of this (e), any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

         5. For purposes of this (e), distribution of a Participant's interest is considered to begin on the Participant's Required Beginning date (or if (e)(3) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to (e)(2) above). If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

SECTION 6.03--ELECTION PROCEDURES.

         The Participant, Beneficiary, or spouse shall make any election under this section in writing. The Plan Administrator may require such individual to complete and sign any necessary documents as to the provisions to be made. Any election permitted under (a) and (b) below shall be subject to the qualified election provisions of (c) below.

         a) Retirement Benefits. A Participant may elect his Beneficiary or Contingent Annuitant and may elect to have retirement benefits distributed under any of the optional forms of retirement benefit described in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI.

         b) Death Benefits. A Participant may elect his Beneficiary and may elect to have death benefits distributed under any of the optional forms of death benefit described in OPTIONAL FORMS OF DISTRIBUTION AND

                  DISTRIBUTION REQUIREMENTS SECTION of Article
                  VI.

                  If the Participant has not elected an optional form of distribution for the death benefit payable to his Beneficiary, the Beneficiary may, for his own benefit, elect the form of distribution, in like manner as a Participant.

                  The Participant may waive the Qualified Preretirement Survivor
                  Annuity   by  naming   someone   other   than  his  spouse  as
                  Beneficiary.

                  In lieu of the Qualified preretirement Survivor Annuity described in the AUTOMATIC FORMS OF DISTRIBUTION SECTION of
                  Article VI, the spouse may, for his own benefit, waive the Qualified Preretirement Survivor Annuity by electing to have the benefit distributed under any of the optional forms of death benefit described in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI.

         c) Qualified Election. The Participant, Beneficiary or spouse may make an election at any time during the election period. The Participant, Beneficiary, or spouse may revoke the election made (or make a new election) at any time and any number of times during the election period. An election is effective only if it meets the consent requirements below.

                  The election period as to retirement benefits is the 90-day period ending on the Annuity Starting Date. An election to waive the Qualified Joint and Survivor Form may not be made before the date he is provided with the notice of the ability to waive the Qualified Joint and Survivor Form. If the Participant elects the series of installments, he may elect on any later date to have the balance of his Vested Account paid under any of the optional forms of retirement benefit available under the Plan. His election period for this election is the 90-day period ending on the Annuity Starting Date for the optional form of retirement benefit elected.

                  A Participant may make an election as to death benefits at any time before he dies. The spouse's election period begins on the date the Participant dies and ends on the date benefits begin. The Beneficiary's election period begins on the date the Participant dies and ends on the date benefits begin. An election to waive the Qualified Preretirement Survivor Annuity may not be made by the Participant before the date he is provided with the notice of the ability to waive the Qualified Preretirement Survivor Annuity. A Participant's election to waive the Qualified Preretirement Survivor Annuity which is made before the first day of the Plan Year in which he reached age 35 shall become invalid on such date. An election made by a Participant after he ceases to be an Employee will not become invalid on the first day of the Plan Year in which he reaches age 35 with respect to death benefits from that part of his Account resulting from Contributions made before he ceased to be an Employee.

                  If the Participant's Vested Account has at any time exceeded $3,500, any benefit which is (1) immediately distributable or
                  (2) payable in a form other than a Qualified Joint and Survivor Form or a Qualified Preretirement Survivor Annuity requires the consent of the Participant and the Participant's spouse (or where either the Participant or spouse has died, the survivor). The consent of the Participant or spouse to a benefit which is immediately distributable must not be made before the date the Participant or spouse is provided with the notice of the ability to defer the distribution. Such consent shall be made in writing. The consent shall not be made more than 90 days before the Annuity Starting Date. Spousal consent is not required for a benefit which is immediately distributable in a Qualified Joint and Survivor Form. Furthermore, if spousal consent is not required because the Participant is electing an optional form of retirement benefit that is not a life annuity pursuant to (d) below, only the Participant need consent to the distribution of a benefit payable in a form that is not a life annuity and which is immediately distributable. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Code
                  Section 401(a)(9) or Code Section 415. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's Account balance may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) within the same Controlled Group. A benefit is immediately distributable if any part of the benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the older of Normal Retirement Age or age 62. If the Qualified Joint and Survivor Form is waived, the spouse has the right to consent only to a specific Beneficiary or a specific form of benefit. The spouse can relinquish one or both such rights. Such consent shall be made in writing. the consent shall not be made more than 90 days before the Annuity Starting Date. If the qualified preretirement Survivor Annuity is waived, the spouse has the right to limit consent only to a specific Beneficiary. Such consent shall be in writing. The spouse's consent shall be witnessed by a plan representative or notary public. The spouse's consent must acknowledge the effect of the election, including that the spouse had the right to limit consent only to a specific Beneficiary or a specific form of benefit, if applicable, and that the relinquishment of one or both such rights was voluntary. Unless the consent of the spouse expressly permits designation by the Participant without a requirement of further consent by the spouse, the spouse's consent must be limited to the form of benefit, if applicable, and the Beneficiary (including any Contingent Annuitant), class of Beneficiaries, or contingent Beneficiary named in the election. Spousal consent is not required, however, if the Participant established to the satisfaction of the plan representative that the consent of the spouse cannot be obtained because there is no spouse or the spouse cannot be located. A spouse's consent under this paragraph shall not be valid with respect to any other spouse. A Participant may revoke a prior election without the consent of the spouse. Any new election will require a new spousal consent, unless the consent of the spouse expressly permits such election by the Participant without further consent by the spouse. A spouse's consent may be revoked at any time within the Participant's election period.

         d) Special Rule for Profit Sharing Plan. As provided in the proceeding provisions of the Plan, if a Participant has a spouse to whom he has been continuously married throughout the one-year period ending on the date of his death, the Participant's Vested Account, including the proceeds payable under any Insurance Policy on the Participant's life, shall be paid to such spouse. However, if there is no such spouse or if the surviving spouse has already consented in a manner conforming to the qualified election requirements in (c) above, the Vested Account shall be payable to the Participant's Beneficiary in the event of the Participant's death.

                  The Participant may waive the spousal death benefit described above at any time provided that no such waiver shall be effective unless it satisfies the condition of (c) above (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the Qualified Preretirement Survivor Annuity.

                  Because this is a profit sharing plan which pays death benefits as described above, this subsection (d) applies if the following condition is met: with respect to the Participant, this Plan is not a direct or indirect transferee after December 31, 1984, of a defined benefit plan, money purchase plan (including a target plan), stock bonus plan or profit sharing plan which is subject to the survivor annuity requirements of Code Section 401(a)(11) and Code Section 417. If the above condition is met, spousal consent is not required for electing a benefit payable in a form that is not a life annuity. If the above condition is not met, the consent requirements of this article shall be operative.

SECTION 6.04--NOTICE REQUIREMENTS.

         a) Optional forms of retirement benefit. The Plan Administrator shall furnish to the Participant and the Participant's spouse a written explanation of the optional forms of retirement benefit in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI, including the material features and relative values of these options, in a manner that would satisfy the notice requirements of Code Section 417(a)(3) and the right of the Participant and the Participant's spouse to defer distribution until the benefit is no longer immediately distributable. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant and the Participant's spouse no less than 30 days and no more than 90 days before the Annuity Starting Date.

         b) Qualified Joint and Survivor Form. The Plan Administrator shall furnish to the Participant a written explanation of the following: the terms and conditions of the Qualified Joint and Survivor Form; the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Form; the rights of the Participant's spouse; and the right to revoke an election and the effect of such a revocation. The Plan Administrator shall furnish written explanation by a method reasonably calculated to reach the attention of the Participant no less than 30 days and no more than 90 days before the Annuity Starting Date.

                  After the written explanation is given, a Participant or spouse may make written request for additional information. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Participant or spouse within 30 days from the date of the written request. The Plan Administrator does not need to comply with more than one such request by a Participant or spouse.

                  The Plan Administrator's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Joint and Survivor Form and the final effect upon the Participant's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Joint and Survivor Form.

         c) Qualified Preretirement Survivor Annuity. As required by the Code and Federal regulation, the Plan Administrator shall furnish to the Participant a written explanation of the following: the terms and conditions of the Qualified Preretirement Survivor Annuity; the Participant's right to make, and the effect of, an election to waive the Qualified Preretirement Survivor Annuity; the rights of the Participant's spouse; and the right to revoke an election and the effect of such a revocation. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant within the applicable period. The applicable period for a Participant is whichever of the following periods ends last:

                  1. the period beginning one year before the date the individual becomes a
                           Participant and ending one year after
                           such date; or

                  2. the period beginning one year before the date the Participant's spouse is first entitled to a Qualified Preretirement
                           Survivor Annuity and ending one year after such date.

                  If such notice is given before the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35, an additional notice shall be given within such period. If a Participant ceases to be an Employee before attaining age 35, an additional notice shall be given within the period beginning one year before the date he ceases to be an Employee and ending one year after such date.

                  After the written explanation is given, a Participant or spouse may make written request for additional information. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Participant or spouse within 30 days from the date of the written request. The Plan Administrator does not need to comply with more than one such request by a Participant or spouse.

                  The Plan Administrator's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Preretirement Survivor Annuity and the financial effect upon the spouse's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Preretirement Survivor Annuity.

*        *        *        *        *       *        *        *        *

                         CYPRESS PLAN SUPPLEMENT TO THE
                       NATIONSBANK RETIREMENT SAVINGS PLAN

         This Cypress Plan Supplement forms a part of The NationsBank Retirement Savings Plan as amended and restated effective January 1, 1993 (the "Plan"). This Cypress Plan Supplement shall apply only to those Participants in the Plan who were participants in either the Cypress Financial Corporation 401(k) Salary Reduction Plan or the Rancho Santa Margarita Mortgage Corp. 401(k) Salary Reduction Plan as in effect prior to January 1, 1995 (individually a "Cypress Plan" and collectively the "Cypress Plans"), and only to the extent expressly provided in the Plan. In such regard, Section 16.15 of the Plan captioned "Merger of the Cypress Plan" makes reference to certain provisions of the Cypress Plans as in effect on December 31, 1994, which provisions are set forth below for historical reference purposes:

                                  ARTICLE VIII
                                    BENEFITS
 . . .

8.08     OPTIONAL FORMS OF BENEFIT

         Subject to the Joint and Survivor Annuity Requirements of Article IX and the Distribution Requirements of Article X optional forms of benefit distribution are available subject to a written request by the Participant and the provisions of this Section.

         The optional forms for benefits attributable to Service performed on and after the date this Plan is adopted are as follows:

                  -One lump-sum payment in cash or in property.

                  -Life Annuity.

                  -Life Annuity with a period certain of 10, 15 or 20 years.

                  -Joint and 50%, 66 2/3% or 100% Survivor
                  Annuity.

                  -Any combination of the above.

         For benefits attributable to Service performed before the date this Plan is adopted the optional forms available are those listed above plus any other forms which were available immediately prior to the adoption date.

         Any annuity contract purchased and distributed by the Plan to a Participant or Spouse shall be nontransferable, and its terms shall comply with the requirements of this Plan.

 . . .

                                   ARTICLE IX
                     JOINT AND SURVIVOR ANNUITY REQUIREMENTS

9.01 The provisions of this Article shall take precedence over any conflicting provision in this Plan.

The provisions of this Article shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984, and such other Participants as provided in Section 9.06.

9.02     Qualified Joint and Survivor Annuity:

Unless an optional form of benefit is selected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, a married Participant's Vested Account Balance shall be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's Vested Account Balance shall be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the Earliest Retirement Age under the Plan.

9.03     Qualified Preretirement Survivor Annuity:

Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before the Annuity Starting Date then the Participant's Vested Account Balance shall be applied toward the purchase of an annuity for the life of the Surviving Spouse. The Surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death.

9.04     Notice Requirements:

         (a) In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall, no less than 30 days and no more than 90 days prior to the Annuity starting Date, provide each Participant a written explanation of:

                  (1) the terms and conditions of a Qualified Joint and Survivor Annuity; and

                  (2) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit; and

                  (3)      the rights of a Participant's Spouse;
                           and

                  (4) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor
                           Annuity.

         (b) In the case of a Qualified Preretirement Survivor Annuity as described in Section 9.03 of this Article, the Plan Administrator shall provide each Participant within the applicable period for such Participant a written explanation of the Qualified

                  Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Section 9.04(a) applicable to a Qualified Joint and Survivor Annuity.

                  The applicable period for a Participant is whichever of the following periods ends last:

                  (1) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35.

                  (2)      A reasonable period ending after the
                           individual becomes a Participant.

                  (3) A reasonable period ending after Section 9.04(c) ceases to apply to the Participant.

                  (4)      A reasonable period ending after this
                           Article first applies to the
                           Participant.

                  Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from Service in the case of a Participant who separates from Service before attaining age 35.

                  For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (2),
                  (3) and (4) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs, and ending one (1) year after that date. In the case of a Participant who separates from Service before the Plan Year in which age 35 is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

         (c) Notwithstanding the other requirements of this Section 9.04, the respective notices prescribed by this Section need not be given to a Participant if:

                  (1) the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor
                           Annuity; and

                  (2) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and does not allow a married Participant to designate a nonspouse Beneficiary.

                  For purposes of this Section 9.04(c), a Plan fully subsidizes the costs of a benefit if no increase in cost, or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

9.05     Safe Harbor Rules:

         (a) This Section shall apply to a Participant in a profit sharing plan, and to any distribution, made on or after the first day of the first Plan Year beginning after December 31, 1988, from or under a separate account attributable solely to accumulated deductible Employee contributions, as defined in Section 72(o)(5)(B) of the Code, and maintained on behalf of a Participant in a money purchase pension plan, (including a target benefit plan) if the following conditions are satisfied:

                  (1) the Participant does not or cannot elect payments in the form of a life annuity; and

                  (2) on the death of a Participant, the Participant's Vested Account Balance shall be paid to the Participant's Surviving Spouse, but if there is no Surviving Spouse, or if the Surviving Spouse has consented in a manner conforming to a Qualified Election, then to the Participant's designated Beneficiary.

                  The Surviving Spouse may elect to have distribution of the Vested Account Balance commence within the 90-day period following the date of the Participant's death. The Account balance shall be adjusted for gains or losses occurring after the Participant's death in accordance with the provisions of the Plan governing the adjustment of Account balances for other types of distributions. This Section 9.05 shall not be operative with respect to a Participant in a profit sharing plan if the Plan is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan which is subject to the Survivor Annuity requirements of Section 401(a)(11) and
                  Section 417 of the Code. If this Section 9.05 is operative, then the provisions of this Article, other than Section 9.06, shall be inoperative.

         (b) The Participant may waive the spousal death benefit described in this Section at any time provided that no such waiver shall be effective unless it satisfies the conditions of Section 1.57 (other than the notification requirement referred to therein) that would apply to the Participant's waiver of the Qualified Preretirement Survivor Annuity.

         (c) For purposes of this Section 9.05, Vested Account Balance shall mean, in the case of a money purchase pension plan or a target benefit plan, the Participant's separate Account balance attributable solely to accumulated deductible Employee contributions within the meaning of Section 72(o)(5)(B) of the Code. In the case of a profit sharing plan, Vested Account Balance shall have the same meaning as provided in Section 1.72.

9.06     Transitional Rules:

         (a) Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of this Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Participant is credited with at least one
                  Hour of Service under this Plan or a
                  predecessor Plan in a Plan Year beginning on or after January 1, 1976, and such Participant had at least ten (10) years of Vesting Service when he or she separated from Service.

         (b) Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one Hour of Service under this Plan or a predecessor Plan on or after September 2, 1974, and who is not otherwise credited with any Service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Section 9.06(d) of this Article.

         (c) The respective opportunities to elect [as described in Sections 9.06(a) and (b) above] must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

         (d)      Any Participant who has elected pursuant to
                  Section 9.06(b) of this Article and any
                  Participant who does not elect under Section
                  9.06(a) or who meets the requirements of
                  Section 9.06(a) except that such participant does not have at least 10 years of Vesting Service when he or she separates from Service, shall have his or her benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:

                  (1)      Automatic Joint and Survivor Annuity:
                           If benefits in the form of a life
                           annuity become payable to a married
                           Participant who:

                       (i) begins to receive payments under the Plan on or after Normal
                                    Retirement Age; or

                      (ii) dies on or after Normal Retirement Age while still working for the Employer; or

                     (iii) begins to receive payments on or after the Qualified Early
                                    Retirement Age; or

                      (iv) separates from Service on or after attaining Normal Retirement Age (or the Qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits, then such benefits shall be received
                      under this Plan in the form of a
                      Qualified Joint and Survivor Annuity,
                      unless the Participant has elected
                      otherwise during the election period.
                      The election period must begin at least
                      six (6) months before the Participant
                      attains Qualified Early Retirement Age
                      and end not more than 90 days before the commencement of benefits. Any election hereunder shall be in writing and may be changed by the Participant at any time.

                  (2) Election of Early Survivor Annuity: A Participant who is employed after attaining the Qualified Early Retirement Age shall be given the opportunity to elect, during the election period, to have a survivor annuity payable on death. If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments which would have been made to the Spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision shall be in writing and may be changed by the Participant at any time. The election period begins on the later of:

                       (i) the 90th day before the Participant attains the Qualified Early
                                    Retirement Age; or

                      (ii) the date on which participation begins, and ends on the date the Participant terminates employment.

                  (3)      For purposes of this Section

                           (i)      Qualified Early Retirement Age is
                                    the latest of:

                                    -the earliest date, under the Plan,
                                    on which the participant may elect
                                    to receive retirement benefits; or

                                    -the first day of the 120th month
                                    beginning before the Participant
                                    reaches Normal Retirement Age; or

                                    -the date the Participant begins
                                 Participation.

                      (ii) Qualified Joint and Survivor Annuity is an annuity for the life of the Participant with a survivor annuity for the life of the Spouse as described in Section 1.58.

                                    ARTICLE X
                            DISTRIBUTION REQUIREMENTS

10.01 General Rules

         (a) Subject to Article IX, Joint and Survivor Annuity Requirements, the requirements of this Article shall apply to any distribution of a Participant's interest and shall take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Article apply to calendar years beginning after December 31, 1984.

         (b) All distributions required under this Article shall be determined and made in accordance with the proposed regulations under Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

10.02 Required Beginning Date

The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date as defined in Section 1.62.

10.03 Limits on Distribution Periods

As of the first Distribution Calendar Year, distributions, if not made in one lump-sum payment, may only be made over one of the following periods (or a combination thereof):

         (a)      the life of the Participant; or

         (b)      the life of the Participant and a Designated
                  Beneficiary; or

         (c) a period certain not extending beyond the Life Expectancy of the Participant; or

         (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

10.04 Determination of Amount to be Distributed Each
Year

If the Participant's interest is to be distributed in other than one lump-sum payment, the following minimum distribution rules shall apply on or after the Required Beginning Date:

         (a)      Individual Account

                  (1)      If a Participant's Benefit is to be
                           distributed over:

                           (i)      a period not extending beyond the
                                    Life Expectancy of the Participant
                                    or the joint life and last survivor
                                    expectancy of the Participant and
                                    the Participant's Designated
                                    Beneficiary; or

                      (ii) a period not extending beyond the Life Expectancy of the Designated Beneficiary,

                      the amount required to be distributed
                      for each calendar year, beginning with
                      distributions for the first Distribution
                      Calendar Year, must at least equal the
                      quotient obtained by dividing the
                      Participant's Benefit by the applicable
                      Life Expectancy.

                  (2)      For calendar years beginning before
                           January 1, 1989, if the Participant's
                           Spouse is not the Designated

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                     Beneficiary, the method of distribution
                     selected must assure that at least 50
                     percent of the present value of the
                     amount available for distribution is
                     paid within the Life Expectancy of the
                     Participant.

                  (3) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of:

                           (i)      the applicable Life Expectancy; or

                      (ii) if the Participant's Spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section l.401(a)(9)-2 of the proposed regulations.

                      Distributions after the death of the
                      Participant shall be distributed using
                      the applicable Life Expectancy in
                      Section 10.04(a)(1) above as the
                      relevant divisor without regard to
                      proposed regulations Section
                      1.401(a)(9)-2.

                  (4) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Employee's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

         (b)      Other Forms

                  If the Participant's Benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the

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                  requirements of Section 401(a)(9) of the Code
                  and the proposed regulations thereunder.

10.05 Death Distribution Provisions

         (a)      Distribution beginning before death.

                  If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

         (b)      Distribution beginning after death.

                  If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

                  (1) If any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died.

                  (2) If the Designated Beneficiary is the Participant's surviving Spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of:

                           (i)      December 31 of the calendar year
                                    immediately following the calendar
                                    year in which the Participant died;
                                    or

                      (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

                  If the Participant has not made an election pursuant to this Section 10.05(b) by the time

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                  of his or her death, the Participant's  Designated Beneficiary must elect the method of distribution no later than the earlier of:

                      -December 31 of the calendar year in
                       which distributions would be required to begin under this Section; or

                      -December 31 of the calendar year which
                       contains the fifth anniversary of the
                       date of death of the Participant.

                  If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         (c) For purposes of Section 10.05(b) above, if the Surviving Spouse dies after the Participant, but before payments to such Spouse begin, the provisions of Section 10.05(b), with the exception of paragraph (2) therein, shall be applied as if the Surviving Spouse were the Participant.

         (d) For purposes of this Section 10.05, any amount paid to a child of the Participant shall be treated as if it had been paid to the Surviving Spouse if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

         (e)      For purposes of this Section 10.05,
                  distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date [or, if Section 10.05(c) above is applicable, the date distribution is required to begin to the Surviving Spouse pursuant to Section 10.05(b) above]. If distribution in the form of an annuity irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

10.06 Transitional Rule


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         (a)      Notwithstanding the other requirements of
                  this Article and subject to the requirements of Article IX, Joint and Survivor Annuity Requirements, distribution on behalf of any Employee, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                  (1) The distribution by the trust is one which would not have disqualified such trust under Section 401(a)(9) of the Code as in effect prior to amendment by the Deficit Reduction Act of 1984.

                  (2) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the trust is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

                  (3)      Such designation was in writing, was
                           signed by the Employee or the
                           Beneficiary, and was made before January 1, 1984.

                  (4) The Employee had accrued a benefit under the Plan as of December 31, 1983.

                  (5) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution shall commence, the period over which distributions shall be made, and in the case of any distribution upon the Employee's death, the
                           Beneficiaries of the Employee listed in order of priority.

         (b) A distribution upon death shall not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

         (c) For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, shall be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections 10.06(a)(1) and (5).

         (d) If a designation is revoked any subsequent distribution must satisfy the requirements of
                  Section 401(a)(9) of the Code and the
                  proposed regulations thereunder.  If a
                  designation is revoked subsequent to the date distributions are required to begin, the trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy
                  Section 401(a)(9) of the Code and the
                  proposed regulations thereunder, but for the
                  Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements in Section 1.401(a) (9)-2 of the proposed regulations. Any changes in the designation shall be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation shall not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of Section 1.401(a)(9)-1 of the proposed regulations shall apply."

         IN  WITNESS  WHEREOF,   NationsBank  Corporation,   on  behalf  of  the
Participating Employers, has caused this Instrument to be executed by its duly authorized officer, as of the day and year first above written.

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                                                     NATIONSBANK CORPORATION



                                                     By:  /s/ Susan B. Waldkirch
                                                        Name: Susan B. Waldkirch
                                                        Title: Vice President

                                 THIRD AMENDMENT TO
                     THE NATIONSBANK RETIREMENT SAVINGS PLAN

                     (as restated effective January 1, 1993)


         THIS INSTRUMENT is executed as of the 1st day of August, 1995 by NATIONSBANK CORPORATION, a North Carolina corporation with its principal office and place of business in Charlotte, North Carolina, hereinafter referred to as "NationsBank";

                              Statement of Purpose

         NationsBank sponsors The NationsBank Retirement Savings Plan (the "Plan") pursuant to an Instrument dated December 31, 1992 which amended and restated the Plan effective January 1, 1993, as subsequently amended. By this Instrument, NationsBank is amending the Plan to incorporate certain amendments requested by the Internal Revenue Service as a condition to its issuance of a favorable determination of the Plan's tax-qualified status. NOW, THEREFORE, for the purposes aforesaid, the Plan, as set forth in said Instrument dated December 31, 1992, as subsequently amended, is amended as follows:

         1. Section 2.1(c)(21) of the Plan is amended effective as of January 1, 1993 to read as follows:

           "(21) Covered Employee means any Employee other than:

                           (A)  any  Employee  whose  terms  and
                  conditions of employment with the Participating Employers expressly preclude such Employee's participation in the Plan; or

                           (B) any Employee who is regularly employed
                  outside of the United States by any one or more of the Participating Employers and who is on the payroll of a facility located outside of the United States."

          2. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

         IN  WITNESS  WHEREOF,   NationsBank  Corporation,   on  behalf
of the Participating Employers, has caused this Instrument to be executed by its duly authorized officer, as of the day and year first above written.

                                        NATIONSBANK CORPORATION



                                        By: /s/ Susan B. Waldkirch
                                            Name: Susan B. Waldkirch
                                            Title: Vice President

                                                         2

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